UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 23, 2020

WORTHINGTON INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Old Wilson Bridge Road, Columbus, Ohio 43085

(Address of Principal Executive Offices) (Zip Code)

(614) 438-3210
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WOR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02.  Results of Operations and Financial Condition.

Management of Worthington Industries, Inc. (the “Registrant”) conducted a conference call on September 23, 2020, beginning at approximately 2:00 p.m., Eastern Time, to discuss the Registrant’s unaudited financial results for the first quarter of fiscal 2021 (the fiscal quarter ended August 31, 2020).  Additionally, the Registrant’s management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their respective markets for the coming months.  A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 and in Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

In the conference call, management referred to the Registrant’s operating income excluding restructuring and the incremental expenses related to the Nikola gains. This represents a non-GAAP financial measure and is used by management as a measure of operating performance. Operating income excluding restructuring and one-time Nikola-related expenses is calculated by adding impairment of long-lived assets, restructuring and other expense, net and the incremental expenses related to the Nikola gains to operating income (loss).  The difference between the GAAP-based measure of operating income (loss) and the non-GAAP financial measure of operating income excluding restructuring and one-time Nikola-related expenses for the three months ended August 31, 2020, and August 31, 2019, as mentioned in the conference call, is outlined below:

	Three Months Ended
	August 31,
(in thousands)	2020	2019	Change
GAAP	$(30,121)	$(14,588)	$(15,533)
Impairment of long-lived assets	9,924	40,601	(30,677)
Restructuring and other expense, net	1,848	455	1,393
Incremental expenses related to Nikola gains	49,511	-	49,511
Non-GAAP	$31,162	$26,468	$4,694

In the conference call, management referred to operating income excluding impairment and restructuring for the Registrant’s Pressure Cylinders operating segment. This represents a non-GAAP financial measure and is used by management as a measure of operating performance. Operating income excluding impairment and restructuring is calculated by adding impairment of long-lived assets and restructuring and other expense, net to operating income.  The difference between the GAAP-based measure of operating income and the non-GAAP financial measure of operating income excluding impairment and restructuring for the three months ended August 31, 2020, and August 31, 2019, as mentioned in the conference call, is outlined below for the Registrant’s Pressure Cylinders operating segment:

	Three Months Ended
	August 31,
(in thousands)	2020	2019	Change
GAAP	$8,642	$29,623	$(20,981)
Impairment of long-lived assets	9,924	-	9,924
Restructuring and other expense, net	314	-	314
Non-GAAP	$18,880	$29,623	$(10,743)

In the conference call, management referred to adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the Registrant’s three months ended August 31, 2020 and August 31, 2019 and the trailing twelve months ended August 31, 2020.  These represent non-GAAP financial measures and are used by management as measures of operating performance.  EBITDA is calculated by adding or subtracting, as appropriate, interest expense, income tax expense (benefit) and depreciation and amortization to net earnings attributable to controlling interest and adjusted EBITDA is calculated by adding or subtracting, as appropriate, impairment of long-lived assets, restructuring and other expense (income), net, incremental expenses related to Nikola gains, gains on investment in Nikola, loss on extinguishment of debt, impairment of investment in unconsolidated joint venture, gain on sale of assets within equity income, gain on consolidation of Samuel Steel Pickling and other non-recurring expense (each pre-tax) to/from EBITDA.  The difference between the GAAP-based measure of net earnings (loss) attributable to controlling interest and the non-GAAP financial measure of adjusted EBITDA for the three months ended August 31, 2020 and August 31, 2019 and the trailing twelve months ended August 31, 2020, as mentioned in the conference call, is outlined below.

	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter
(In thousands)	2021	2020	2020	2020	2020

Net earnings (loss) attributable to controlling interest	$616,675	$16,175	$15,311	$52,086	$(4,776)
Impairment of long-lived assets (pre-tax) [1]	9,924	7,208	34,003	-	40,601
Restructuring and other expense (income), net (pre-tax) [1]	1,732	7,558	1,050	(50)	455
Incremental expenses related to Nikola gains (pre-tax)	49,511	-	-	-	-
Gains on investment in Nikola (pre-tax)	(796,141)	-	-	-	-
Loss on extinguishment of debt (pre-tax)	-	-	-	-	4,034
Impairment of investment in unconsolidated joint venture (pre-tax)	-	-	-	-	4,236
Gain on consolidation of Samuel Steel Pickling (pre-tax)	-	-	(6,055)	-	-
Gain on sale of assets within equity income (pre-tax)	-	-	-	(23,119)	-
Other non-recurring expense (pre-tax)	-	-	-	912	-
Interest expense	7,590	7,459	7,362	7,315	9,480
Income tax expense (benefit)	163,778	5,836	4,828	15,863	(185)
Adjusted earnings before interest and taxes (Adjusted EBIT) [1]	$53,069	$44,236	$56,499	$53,007	$53,845
Depreciation and amortization	22,211	23,125	22,780	22,596	24,177
Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) [1]	$75,280	$67,361	$79,279	$75,603	$78,022

Trailing Twelve Months Adjusted EBITDA [1]	$297,523

[1] Excludes the impact of the noncontrolling interest.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of the Registrant held on September 23, 2020 (the “2020 Annual Meeting”), the Registrant’s shareholders approved the Third Amendment to the Worthington Industries, Inc. 2010 Stock Option Plan.  Only non-qualified stock options to purchase common shares, without par value (“Common Shares”), of the Registrant (“Non-Qualified Stock Options”) have been and will be granted under the 2010 Stock Option Plan.  No incentive stock options (“Incentive Stock Options”) have been or will be granted under the 2010 Stock Option Plan.

The Third Amendment:

•

Extends the period of time during which Non-Qualified Stock Options may be granted under the 2010 Stock Option Plan from September 29, 2020 to September 30, 2029 and confirms that no Incentive Stock Options may be granted under the 2010 Stock Option Plan after June 29, 2020;

•	Decreases the maximum number of Common Shares in respect of which awards may be granted under the 2010 Stock Option Plan to 3,000,000, a reduction of 500,000 Common Shares; and

•

Eliminates the reload provision by which Common Shares subject to the portion of an award which is forfeited, terminated, unexercised before expiration, or settled in cash or other than through the issuance of Common Shares would have again become available for future awards.

A summary of the 2010 Stock Option Plan, as proposed to be amended by the Third Amendment, is contained in the Registrant’s definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2020 in connection with the 2020 Annual Meeting, beginning on Page 77 under the heading “Proposal 3: Approval of the Third Amendment to the Worthington Industries, Inc. 2010 Stock Option Plan to Extend the Time During Which Stock Options May be Granted” and is incorporated herein by reference.

The foregoing summary of the Third Amendment to the 2010 Stock Option Plan is not intended to be complete and is qualified in its entirety by reference to the full text of the Third Amendment to the 2010 Stock Option Plan, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and the 2010 Stock Option Plan (as amended by the First Amendment, the Second Amendment and the Third Amendment thereto), which is included as Exhibit 10.2 to this Current Report on Form 8-K.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On September 23, 2020, the Registrant held the 2020 Annual Meeting as a virtual meeting and shareholders were able to participate in the 2020 Annual Meeting, vote and submit questions during the 2020 Annual Meeting via live webcast.  At the close of business on July 31, 2020, the record date for the 2020 Annual Meeting, there were a total of 54,640,807 Common Shares of the Registrant outstanding and entitled to vote.  At the 2020 Annual Meeting, the holders of 49,723,892 (91%) of the Company’s Common Shares were represented by proxy, constituting a quorum.

The vote on the proposals presented for shareholder vote at the 2020 Annual Meeting was as follows:

Proposal 1 — Election of Directors

	Votes For	Votes Withheld	Broker Non-Votes
Michael J. Endres	42,326,888	2,061,467	5,335,537
Ozey K. Horton, Jr.	42,455,934	1,932,421	5,335,537
Peter Karmanos, Jr.	41,309,513	3,078,842	5,335,537
Carl A Nelson, Jr.	30,816,146	13,572,209	5,335,537

At the 2020 Annual Meeting, each of Michael J. Endres, Ozey K. Horton, Jr., Peter Karmanos, Jr. and Carl A. Nelson, Jr. was elected as a director of the Registrant for a three-year term, expiring at the 2023 Annual Meeting of Shareholders.

The directors of the Registrant whose terms of office continue until the 2021 Annual Meeting of Shareholders are: John B. Blystone, Mark C. Davis and Sidney A. Ribeau.

The directors of the Registrant whose terms of office continue until the 2022 Annual Meeting of Shareholders are: Kerrii B. Anderson, David P. Blom, John P. McConnell and Mary Schiavo.

Proposal 2 — Advisory Vote to Approve Executive Compensation (Approval of advisory resolution on executive compensation)

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,230,324	1,021,334	136,697	5,335,537

At the 2020 Annual Meeting, the shareholders of the Registrant approved the advisory resolution on executive compensation.

Proposal 3 — Approval of the Third Amendment to the Worthington Industries, Inc. 2010 Stock Option Plan to Extend the Time During Which Stock Options May be Granted

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,604,633	12,716,153	67,569	5,335,537

At the 2020 Annual Meeting, the shareholders of the Registrant approved the Third Amendment to the Worthington Industries, Inc. 2010 Stock Option Plan.

Proposal 4 — Ratification of the selection of KPMG LLP as the independent registered public accounting firm of the Registrant for the fiscal year ending May 31, 2021.

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,245,915	432,785	45,192	0

At the 2020 Annual Meeting, the shareholders of the Registrant ratified the selection of KPMG LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending May 31, 2021.

Item 8.01.  Other Events.

On September 23, 2020, the Registrant issued a news release (the “Dividend Release”) reporting that the Registrant’s Board of Directors had declared a quarterly cash dividend of $0.25 per share in respect of the Registrant’s Common Shares.  The dividend was declared on September 23, 2020 and is payable on December 29, 2020 to shareholders of record at the close of business on December 15, 2020.  A copy of the Dividend Release is included with this Current Report on Form 8‑K as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a) through (c):  Not applicable.

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8‑K:

Exhibit No.	Description

10.1	Third Amendment to the Worthington Industries, Inc. 2010 Stock Option Plan
10.2	Worthington Industries, Inc. 2010 Stock Option Plan (as amended by the First Amendment, the Second Amendment and the Third Amendment thereto)
99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for First Quarter of Fiscal 2021 (Fiscal Quarter ended August 31, 2020), held on September 23, 2020
99.2	News Release issued by Worthington Industries, Inc. on September 23, 2020 reporting declaration of quarterly cash dividend
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: September 28, 2020	By:	/s/Dale T. Brinkman
Dale T. Brinkman, Senior Vice President– Administration, General Counsel & Secretary